UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 25, 2007 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P.O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information included in Exhibit 99.1 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

On September 26, 2007, members of PG&E Corporation’s management will participate in the Merrill Lynch Global Power & Gas Leaders Conference in New York, N.Y. at which the materials attached hereto as Exhibit 99.1 will be used.  In addition, from September 26 through September 28, 2007, members of PG&E Corporation’s management will participate in meetings with various investment professionals in New York, N.Y. using the materials attached hereto as Exhibit 99.1.  These materials also will be posted on the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1
PG&E Corporation materials used at Merrill Lynch Global Power & Gas Leaders Conference in New York, N.Y. on September 26, 2007 and in meetings with investment professionals in New York, N.Y. on September 26-28, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: September 25, 2007	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: September 25, 2007	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99.1
PG&E Corporation materials used at Merrill Lynch Global Power & Gas Leaders Conference in New York, N.Y. on September 26, 2007 and in meetings with investment professionals in New York, N.Y. on September 26-28, 2007